SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 1, 2006
U.S. GOLD CORPORATION
(Exact Name of Registrant as Specified in Charter)

Colorado (State or other jurisdiction of incorporation)	0-9137 (Commission File Number)	84-0796160 (IRS Employer Identification #)
2201 Kipling Street, Suite 100
Lakewood, CO 80215-1545
(Address of Principal Executive Office)
(303) 238-1438
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Commencement of Tender Offer
On March 5, 2006, U.S. Gold Corporation (OTCBB: USGL) announced that it intended to acquire, in stock transactions, all of the outstanding common shares of four Canadian companies with exploration operations in the Cortez Trend of Nevada. These companies, White Knight Resources Ltd. (“White Knight”), Nevada Pacific Gold Ltd. (“Nevada Pacific”), Coral Gold Resources Ltd. (“Coral Gold”), and Tone Resources Limited (“Tone Resources”), have mineral properties that are adjacent to or near U.S. Gold’s Tonkin Springs property. Today, U.S. Gold officially commenced its tender offer for all of the outstanding common shares of White Knight. U.S. Gold expects to commence the tender offers for the three remaining companies as soon as practicable following the completion of formal valuations required under applicable law. In connection with the commencement of the tender offer, US Gold Holdings Corporation (“New US Gold”) and US Gold Canadian Acquisition Corporation (“Canadian Exchange Co.”), each a wholly-owned subsidiary of U.S. Gold, filed a registration statement on Form S-4 to register shares of common stock of New US Gold and exchangeable shares of Canadian Exchange Co. offered in exchange for common shares of White Knight tendered in the offer.
In connection with the commencement of the tender offer, U.S. Gold issued a press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
Reorganization
Simultaneous with the filing of the registration statement relating to the White Knight tender offer, U.S. Gold and New US Gold filed a Form S-4 registration statement including preliminary proxy materials for a special meeting of shareholders to approve, among other things, a proposed reorganization of U.S. Gold. U.S. Gold will request its shareholders to approve an agreement and plan of merger pursuant to which a wholly-owned subsidiary of New US Gold will merge with and into U.S. Gold, with U.S. Gold as the corporation surviving the merger. If the agreement and plan of merger is approved, U.S. Gold, a Colorado corporation, would become a wholly-owned operating subsidiary of New US Gold, a Delaware corporation. In connection with the reorganization, shares of common stock of U.S. Gold would be converted into the right to receive shares of common stock of New US Gold, the holding company, on a one-for-one basis. U.S. Gold’s obligation to accept the tendered common shares of the target companies is conditioned upon, among other things, the approval of the reorganization by the U.S. Gold shareholders. If the reorganization is approved, U.S. Gold may elect to complete the reorganization even if the tender offers are not consummated.
About the Target Companies
White Knight, Coral Gold, Nevada Pacific and Tone Resources are exploration companies engaged in the acquisition and exploration of mineral properties primarily located on the major gold trends in the north-central region of Nevada. The common shares of each of the target companies are listed on the TSX Venture Exchange under the following symbols:

Issuer	Symbol
White Knight	WKR-V
Coral Gold	CGREF
Nevada Pacific(1)	NPG-V
Tone Resources(2)	TONRF

(1)	The common shares of Coral Gold are also quoted on the Over-the-Counter-Bulletin Board

(2)	The common shares of Tone Resources are also quoted on the Pink Sheets.
Each of White Knight, Coral Gold, Nevada Pacific and Tone Resources files audited financial statements and management’s discussion and analysis related thereto, unaudited interim financial statements and management’s discussion and analysis related thereto, information circulars and other information with the Canadian Securities Administrators on the System for Electronic Document Analysis and Retrieval, or SEDAR. The Canadian Securities Administrators maintain a website at www.sedar.com from which any electronic filings made by White Knight, Coral Gold, Nevada Pacific and Tone Resources may be obtained without charge. In addition, White Knight and Coral Gold are subject to the reporting requirements of the Securities Exchange

Act of 1934, as amended, applicable to foreign private issuers and accordingly file or furnish reports, including annual reports on Form 20-F, reports on Form 6-K and other information with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a website at www.sec.gov from which any electronic filings made by White Knight or Coral Gold may be obtained without charge.
White Knight
White Knight’s audited consolidated financial statements for the year ended June 30, 2005 and unaudited consolidated financial statements for the six-months ended December 31, 2005, together, in each case, with management’s discussion and analysis for such period, are attached hereto as Exhibit 99.2. An audit report was issued by White Knight’s auditors in connection with the audit of White Knight’s consolidated financial statements for the year ended June 30, 2005. U.S. Gold requested permission from White Knight’s auditors to include the audit report in this report. White Knight’s auditors indicated that they would consent to the inclusion of the audit report subject to the completion of certain procedures. If and when such procedures are completed and the auditors’ consent is granted, U.S. Gold will amend this report to include the audit report. The audit report is available in White Knight’s publicly filed documents.
Coral Gold
Coral Gold’s audited consolidated financial statements for the year ended January 31, 2005 and unaudited consolidated financial statements for the nine-months ended October 31, 2005 and October 31, 2004, together, in each case, with management’s discussion and analysis for such period, are attached hereto as Exhibit 99.3. An audit report was issued by Coral Gold’s auditors in connection with the audit of Coral Gold’s consolidated financial statements for the year ended January 31, 2005. U.S. Gold requested permission from Coral Gold’s auditors to include the audit report in this report. Coral Gold’s auditors indicated that they would consent to the inclusion of the audit report subject to the completion of certain procedures. If and when such procedures are completed and the auditors’ consent is granted, U.S. Gold will amend this report to include the audit report. The audit report is available in Coral Gold’s publicly filed documents.
Nevada Pacific
Nevada Pacific’s audited consolidated financial statements for the years ended June 30, 2005 and June 30, 2004 and unaudited consolidated financial statements for the six-months ended December 31, 2005 and December 31, 2004, together, in each case, with management’s discussion and analysis for such period, are attached hereto as Exhibit 99.4. Audit reports were issued by Nevada Pacific’s auditors in connection with the audit of Nevada Pacific’s consolidated financial statements for the years ended June 30, 2005 and June 30, 2004. U.S. Gold requested permission from Nevada Pacific’s auditors to include the audit reports in this report. Nevada Pacific’s auditors indicated that they would consent to the inclusion of the audit reports subject to the completion of certain procedures. If and when such procedures are completed and the auditors’ consent is granted, U.S. Gold will amend this report to include the audit reports. The audit reports are available in Nevada Pacific’s publicly filed documents.
Tone Resources
Tone Resources’ audited consolidated financial statements for the years ended August 31, 2005 and August 31, 2004 and unaudited consolidated financial statements for the six-months ended February 28, 2006, together, in each case, with management’s discussion and analysis for such period, are attached hereto as Exhibit 99.5. Audit reports were issued by Tone Resources’ auditors in connection with the audit of Tone Resources’ consolidated financial statements for the years ended August 31, 2005 and August 31, 2004. U.S. Gold requested permission from Tone Resources’ auditors to include the audit reports in this report. Tone Resources’ auditors indicated that they would consent to the inclusion of the audit reports subject to the completion of certain procedures. If and when such procedures are completed and the auditors’ consent is granted, U.S. Gold will amend this report to include the audit reports. The audit reports are available in Tone Resources’ publicly filed documents.
Statements in this report regarding the offer to purchase common shares of White Knight are qualified by reference to the registration statement on Form S-4 filed with the Securities and Exchange Commission on May 1, 2006 by New US Gold and Canadian Exchange Co. Statements in this report regarding the reorganization of U.S. Gold are qualified by reference to the registration statement on Form S-4 filed with the Securities and Exchange Commission on May 1, 2006 by U.S. Gold and New US Gold.

Item 9.01. Exhibits.

Exhibit No.	Description

99.1	Press release dated May 1, 2006.

99.2	Financial statements of White Knight Resources Ltd.

99.3	Financial statements of Coral Gold Resources Ltd.

99.4	Financial statements of Nevada Pacific Gold Ltd.

99.5	Financial statements of Tone Resources Limited.
Cautionary Statement for Purposes of the “Safe Harbor “Provisions of the Private Securities Litigation Reform Act of 1995.
     The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the decisions of third parties over which U.S. Gold has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in U.S. Gold’s filings with the Securities and Exchange Commission. Many of these factors are beyond U.S. Gold’s ability to control or predict. U.S. Gold disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2006	U.S. GOLD CORPORATION

	By:	/s/ William F. Pass

William F. Pass, Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 1, 2006.

99.2	Financial statements of White Knight Resources Ltd.

99.3	Financial statements of Coral Gold Resources Ltd.

99.4	Financial statements of Nevada Pacific Gold Ltd.

99.5	Financial statements of Tone Resources Limited